UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MONAKER GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2893 Executive Park Dr., Suite 201

Weston, Florida 33331

(954) 888-9779

January 12, 2021

Dear Stockholder:

The board of directors (“Board”) and officers of Monaker Group, Inc., a Nevada corporation, join me in extending to you a cordial invitation to attend the 2021 annual meeting of our stockholders, which we refer to as the annual meeting, to be held on February 24, 2021 at 9:00 a.m. local time (subject to postponement(s) or adjournment(s) thereof). The meeting will be held virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/mkgi (please note this link is case sensitive).

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about January 12, 2021, to our stockholders of record as of the close of business on December 28, 2020. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

The enclosed Notice of Annual Meeting and Proxy Statement, which is first being mailed to stockholders on January 12, 2021, is also available at https://www.iproxydirect.com/mkgi. This website also includes copies of the form of proxy, our Annual Report on Form 10-K and Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, which we refer to collectively, as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (954) 888-9779.

If you are unable to attend the annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on February 24, 2021. Your vote and participation in our governance is very important to us.

Sincerely,

Donald P. Monaco

Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on February 24, 2021.

2893 Executive Park Dr., Suite 201

Weston, Florida 33331

(954) 888-9779

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 24, 2021

To the Stockholders of Monaker Group, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the 2021 annual meeting of the stockholders of Monaker Group, Inc., a Nevada corporation (“Monaker”, the “Company”, “we” and “us”), which will be held on February 24, 2021 at 9:00 a.m., local time (subject to postponement(s) or adjournment(s) thereof). The meeting will be held virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/mkgi (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The annual meeting is being held for the following purposes:

1.       To consider and vote upon a proposal to elect eight directors to the board of directors (the “Director Nominees”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.       To consider and vote upon a proposal to ratify the appointment of TPS Thayer, LLC Certified Public Accountants, as our independent auditors for the fiscal year ended February 28, 2021 (the “Auditor Ratification Proposal”).

3.       To consider and vote upon a proposal to consider and vote on any proposal to authorize our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting (the “Adjournment Proposal”).

4.       To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned.

Our board of directors recommends that you vote your shares “For all” the Director Nominees; “For” the approval of the Auditor Ratification Proposal; and “For” the approval of the Adjournment Proposal.

We do not expect to transact any other business at the annual meeting. Our board of directors has fixed the close of business on December 28, 2020 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only common stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Weston, Florida, during ordinary business hours for a period of 10 days prior to the annual meeting.

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We cordially invite you to attend the annual meeting. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, which is first being mailed to stockholders on or about December 29, 2020, is also available at https://www.iproxydirect.com/mkgi. This website also includes our Annual Report on Form 10-K and Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, which we refer to collectively, as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (954) 888-9779.

Even if you plan to attend the annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors

Donald P. Monaco

Chairman

Weston, Florida

January 12, 2021

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

PROXY STATEMENT

FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Monaker Group, Inc. (“Monaker,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2021 annual meeting of stockholders, which we refer to as our annual meeting, on February 24, 2021 at 9:00 a.m., local time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/mkgi (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on January 12, 2021. You are invited to attend the annual meeting and are requested to vote on the proposals described in this Proxy Statement. We did not hold an annual meeting last year and as such we are holding a combined 2019/2020 annual meeting this year.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K and Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, which we refer to collectively, as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (954) 888-9779.

Instructions For The Virtual Annual Meeting

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://www.issuerdirect.com/virtual-event/mkgi (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions which are not pertinent to meeting matters will not be answered.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials, which we refer to as the notice, to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s annual report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/mkgi or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. The notice contains a control number that you will need to vote your shares. Please keep the notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

Our board of directors has fixed the close of business on December 28, 2020, as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the record date, there were 14,963,839 shares of common stock outstanding and entitled to vote at our annual meeting, held by approximately 466 holders of record. We also had 10,000,000 shares of Series B Convertible Preferred Stock and 3,878,512 shares of Series C Convertible Preferred Stock outstanding as of the record date, which are non-voting.

Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof, for 14,963,839 total voting shares. Stockholders do not have the right to cumulate their votes in the election of directors.

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” the proposals set forth in the notice of annual meeting, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual annual meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the annual meeting to the Corporate Secretary, Monaker Group, Inc., 2893 Executive Park Dr., Suite 201, Weston, Florida 33331;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

●	attending our annual meeting and voting by following the instructions available on the meeting website during the meeting.

Attendance at the Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, December 28, 2020, and our guests. You will be asked to provide your control number in order to be admitted into the special meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the special meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the special meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

Our Bylaws, as amended, provide that 33 1/3% of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person (including virtually) or by proxy, constitutes a quorum at a meeting of our stockholders. If you vote at the meeting or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person (including virtually) or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Ratification of the appointment of TPS Thayer, LLC Certified Public Accountants, as the Company’s independent auditors for the fiscal year ended February 28, 2021	Majority of the votes cast on the proposal	Yes
3	Authorization of our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting	Majority of the shares of stock entitled to vote which are present, in person or by proxy at the annual meeting	Yes

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

Broker Non-Votes and Abstentions

The presence at the annual meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the annual meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “For” and “Against” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the annual meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

●	“FOR” election of all eight director nominees to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal (Proposal 1);

●	“FOR” ratification of the appointment of TPS Thayer, LLC Certified Public Accountants, as our independent auditors for the fiscal year ended February 28, 2021 (Proposal 2); and

●	“FOR” authorization of our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the board of directors. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the annual meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available to view during the annual meeting. You may also access this list at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote at the meeting, by proxy, or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or, other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Controller, Brian Hampson, at our principal executive offices at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, or a stockholder may make a request by calling our Controller, Brian Hampson, at (954) 888-9779.

If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 2893 Executive Park Dr., Suite 201, Weston, Florida 33331.

Reverse Stock Split

On February 12, 2018, we effected a 1:2.5 reverse stock-split of all of our outstanding shares of common stock. All outstanding shares, options, warrants, preferred stock and other securities convertible into the Company’s common stock disclosed herein have been retrospectively adjusted to reflect the reverse stock split as required by the terms of such securities with a proportional increase in the related share or exercise price.

Other Matters

As of the date of this proxy statement, the Monaker board of directors does not know of any business to be presented at the annual meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the annual meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk.  Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K and Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the SEC on May 29, 2020 and June 25, 2020, respectively, which we refer to collectively, as the annual report or the Monaker 10-K.

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, Monaker’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, December 28, 2020, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof. As of the record date, there were 14,963,839 shares of common stock outstanding and entitled to vote at the annual meeting and at any adjournment or postponement thereof, held by approximately 466 holders of record. Each share of common stock is entitled to one vote on each proposal presented at our annual meeting, for 14,963,839 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, December 28, 2020, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our Named Executive Officers (as defined below under “Executive Compensation–Summary Executive Compensation Table”, on page 19); and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 14,963,839 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of December 28, 2020. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

The Company’s Series B Preferred Stock and Series C Preferred Stock is non-voting and as such, the ownership of such preferred stock has not been included in the table below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2893 Executive Park Drive, Suite 201, Weston, Florida 33331.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding (2)
Executive Officers and Directors
William Kerby	766,172	(3)	5.1%
Sirapop “Kent” Taepakdee	17,500		*
Tim Sikora	28,000		*
Donald P. Monaco	1,956,534	(4)	13.1%
Simon Orange	456,649	(5)	3.1%
Pasquale “Pat” LaVecchia	145,982		*
Doug Checkeris	130,000		*
Rupert Duchesne	25,833		*
Robert “Jamie” Mendola, Jr.	495,189		3.1%
Alexandra C. Zubko	22,055		*

All Executive Officers and Directors as a Group (10 persons)	4,043,914		27.2%

5% Stockholders

Mark Wilton (6)	917,396		6.1%
IDS, Inc. (7)	1,968,000		13.2%

* Less than 1%.

(1)	Includes options, warrants and convertible securities exercisable or convertible for common stock within 60 days of December 28, 2020.

(2)	Based on 14,963,839 shares of common stock outstanding as of December 28, 2020.

(3)	William Kerby holds 670,872 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns.

(4)	Donald P. Monaco beneficially owns (i) 934,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 200,008 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(5)	Simon Orange holds 209,542 shares of common stock individually. Mr. Orange is deemed to own 186,557 shares of common stock and warrants to purchase 60,550 shares of common stock of the Company held by Charcoal Investment LTD, which entity he owns.

(6)	Address: 1314 E. Las Olas Blvd Apt #45, Fort Lauderdale, Florida 33301.

(7)	Address: 21781 Ventura Blvd Ste. 231, Woodland Hills, California 91634. The shares held in the name of IDS, Inc. are beneficially owned by Ari Daniels, the Chief Executive Officer of IDS, Inc. (“IDS”). Based on information reported on Schedule 13G filed by IDS, Inc. with the SEC on October 3, 2019, which has not been independently verified. On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the 1,968,000 shares of common stock disclosed above to the Company and preventing such persons from selling or transferring any shares, seeks damages from the defendants, rescission of an Intellectual Property Purchase Agreement (“IP Purchase Agreement”) pursuant to which the shares were issued, attorneys fees and other amounts. The complaint was filed as a result of IDS’s failure to deliver certain intellectual property assets which were acquired by the Company from IDS in August 2019, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder. The action is still pending as of the date of this proxy statement.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company, except that as previously disclosed by the Company, on July 23, 2020, the Company entered into (a) a Share Exchange Agreement (as amended and restated to date, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (as amended to date, “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020.

In connection with the Share Exchanges, as current structured, upon the closing of the HotPlay Share Exchange, the former HotPlay Stockholders will be issued 52,000,000 shares of the Company’s common stock in exchange for 100% of the outstanding shares of HotPlay, and the outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock will automatically convert into an aggregate of 11,246,200 shares of our common stock, which will result in such former HotPlay Stockholders obtaining voting control over the Company.

As part of the closing of the HotPlay Share Exchange, and effective upon the closing of such HotPlay Share Exchange, the board of directors will consist of a combination of current members and new members of the board of directors, subject to the terms of the HotPlay Exchange Agreement as may be amended from time to time.

The closing of the HotPlay Share Exchange is subject to customary closing conditions and the approval of such transaction, and the issuance of shares of common stock in connection therewith, by the stockholders of the Company, which approval is planned to be sought by the Company pursuant to a separate proxy statement and at special meeting of stockholders of the Company.

Stockholders are encouraged to read the proxy statement the Company plans to file in connection with the special meeting for more information regarding the Share Exchanges, the change of control associated therewith, and the change of directors which will be affected in connection with the closing of the Share Exchanges, for more information.

CORPORATE GOVERNANCE

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our board of directors is provided below under “Proposal 1- Election of Directors”, beginning on page 32.

Board Leadership Structure

Our board of directors (our “Board”) has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the board of directors and Chief Executive Officer (“CEO”). Mr. Donald P. Monaco serves as Chairman and Mr. William Kerby serves as CEO. The board of directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our board of directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Mr. Kerby) and the members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our board of directors’ oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the board of directors. Because risks are considered in virtually every business decision, the board of directors discusses risk throughout the year generally or in connection with specific proposed actions. The board of directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company (the Company’s committees are described in greater detail below (under “Committees of the Board of Directors”, beginning on page 12)).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements Between Officers and Directors

There is no arrangement or understanding between our current directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs except as discussed below.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on February 29, 2020, the Board held eight meetings, and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended at least 75% of the board of directors’ meetings and committee meetings relating to the committees on which each director served during the 2020 fiscal year.

The Company held a combined 2019/2020 annual meeting which was attended by each of the then members of our board of directors. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Director Independence

The board of directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with The NASDAQ Capital Market’s (“NASDAQ’s”) listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Simon Orange, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr., and Ms. Alexandra C. Zubko, are independent.

In accordance with NASDAQ requirements, our Board is comprised of a majority of independent directors and the Nominating and Corporate Governance, Compensation and Audit Committees are all comprised entirely of independent directors.

Committees of the Board

We currently maintain an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which have the committee members described below. We have also established a disclosure committee, comprised of senior executives, directors and employees who are actively involved in the disclosure process, to specify, coordinate and oversee the public disclosure of information regarding the Company, other than through periodic and current report filings with the SEC.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kerby
Donald P. Monaco (1)
Pasquale “Pat” LaVecchia	X	C	M
Doug Checkeris	X		M	C
Simon Orange	X		M
Rupert Duchesne	X	M		M
Robert “Jamie” Mendola, Jr.	X		C	M
Alexandra C. Zubko	X	M

(1) – Chairman of board of directors.

C – Chairman of Committee.

M – Member.

Each of these committees has the duties described below and operates under a charter that has been approved by our board of directors.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Audit Committee has the responsibility for reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC; reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; reviewing progress of the internal audit program, key findings and management’s action plans to address findings; periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and recommending to the Board any changes in ethics or compliance policies that the committee deems appropriate.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. LaVecchia is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. LaVecchia has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical below.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

During the fiscal year ended February 29, 2020, the committee held four meetings.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

During the fiscal year ended February 29, 2020, the committee held two meetings, and took various other actions via consent to actions without meetings.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Robert “Jamie” Mendola, Jr. (Chairman), Pasquale “Pat” LaVecchia, Doug Checkeris, and Simon Orange, who are each independent members of our board of directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

During the fiscal year ended February 29, 2020, the committee held two meetings and took various other actions via consent to actions without meetings.

The Nominating and Governance Committee Charter was filed as Exhibit 99.3 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Stockholder Communications with the Board of Directors

In connection with all other matters other than the nomination of members of our board of directors (as described above), our stockholders and other interested parties may communicate with members of the board of directors by submitting such communications in writing to our Secretary, 2893 Executive Park Drive, Suite 201, Weston, Florida 33331, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the board of directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We maintain a Code of Ethics and Code of Business Conduct, which are applicable to all of our directors, officers and employees. These codes set forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Chief Financial Officer.

We intend to disclose any amendments to our Code of Ethics and Code of Business Conduct and any waivers with respect to our Code of Ethics and Code of Business Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.monakergroup.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

Whistleblower Protection Policy

On April 18, 2017, the Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the table set forth under “Voting Rights and Principal Stockholders”, beginning on page 7, all of our Named Executive Officers and all of our directors are beneficial owners of stock of the Company.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. Accordingly, the Company has incorporated prohibitions on ‘short sales’ within its insider trading policy, which applies to directors, officers and employees.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the board of directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended February 29, 2020, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the year ended February 29, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Audit Committee

/s/ Pasquale “Pat” LaVecchia (Chairman)

/s/ Rupert Duchesne

/s Alexandra C. Zubko

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the record date).

Name	Age	Position	Officer Since
William Kerby	63	Chief Executive Officer and Vice-Chairman of the Board of Directors	2008
Sirapop “Kent” Taepakdee	58	Chief Financial Officer, Controller, Vice President of Finance, Treasurer and Secretary	2019
Tim Sikora	47	Chief Operating Officer and the Chief Information Officer	2020

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

William Kerby - Chief Executive Officer and Vice Chairman of the Board of Directors

Mr. Kerby’s biographical information is provided below under “Proposal 1—Election of Directors”, beginning on page 32, and incorporated herein by reference.

Sirapop ‘Kent’ Taepakdee - Chief Financial Officer, Controller, Vice President of Finance, Treasurer and Secretary

Mr. Taepakdee has served as the Chief Financial Officer of the Company since December 2020. Mr. Taepakdee has served as the Controller of the Company since July 2019. On October 9, 2019, the board of directors appointed Mr. Taepakdee as the principal financial and accounting officer of the Company. Mr. Taepakdee has served as the Vice President of Finance, Treasurer, and Secretary of the Company since February 1, 2020 and served as the acting Chief Financial Officer from this time until December 2020 when he became the Chief Financial Officer. From February 2012 to January 2018, Mr. Taepakdee served as the Controller of INCEPTRA LLC and JTH Holdings LLC, located in Weston, Florida. From September 2007 to December 2011, Mr. Taepakdee served as a Senior Accountant – Fixed Asset Tax/Assistant Manager, for Office Depot’s international headquarters located in Boca Raton, Florida. Prior to working for Office Depot, Mr. Taepakdee served as Controller of Hilda Flack Interiors, in Palm Beach Gardens, Florida, from January 2005 to August 2007. From 2000 to 2004, Mr. Taepakdee served as a Senior Accountant – Financial Reporting and Analysis, with Vanguard Car Rental USA Inc. (Alamo and National Car Rental), in Boca Raton, Florida. Mr. Taepakdee also served as the Chief Financial Officer at the Bangkok Naval Base (Royal Thai Navy) from 1986 to 1996. Mr. Taepakdee also serves as a member of the Board of Directors of Longroot Limited, a Cayman Islands company, which the Company owns 75% of, through its ownership of Longroot, Inc., a Delaware corporation. Mr. Taepakdee received an MBA (with a specialization in Finance), from Ramkhamhaeng University, in Bangkok, Thailand and a BBA in Accounting (First Class Honors / Valedictorian), from Krirk University, in Bangkok, Thailand.

Tim Sikora - Chief Operating Officer and the Chief Information Officer

Mr. Sikora joined the Company as Chief Information Officer (non-executive) in October 2019, and was promoted to Chief Operating Officer and Chief Information Officer (executive) on February 1, 2020, where he is responsible for managing all of the Company’s information technology (IT) platforms, including the software development activities for the Company’s Monaker Booking Engine (MBE), a customizable, instant-booking platform for alternative lodging rentals NextTrip, the Company’s Travel Management Solution for small to medium-sized business, and Maupintour, an innovative leader in personalized travel experiences.  Mr. Sikora also leads Monaker’s commercial sales and technical teams.  Mr. Sikora served as director of North America Sales at The Boeing Company, the world’s largest aerospace company, prior to joining the Company, from May 2013 to October 2019. Prior to working with Boeing, he managed and led the expansion of two IT services companies: Peak 10, a leading data center and cloud services company, where he served as Director Information Technology Service Delivery from July 2012 to May 2013, and CIBER, Inc., a global information technology infrastructure services provider, where he served as Information Technology Infrastructure Service Delivery Manager from November 2010 to July 2012. Prior to that, from November 2007 to November 2010, Mr. Sikora served as director of Information Technology End User Services at US Airways, Inc. While there, Mr. Sikora led the airline’s integration of IT end-user platforms following its merger with America West and was responsible for governing IT resource planning, budgeting, and operational management for end-user services. Prior to joining US Airways, Mr. Sikora served as VP of Airline Operations and Chief Information Officer at Caribbean Sun Airlines Holdings (September 2005 to November 2007), where he directed all IT and airline resource planning, budgeting and operational initiatives. Prior to that, Mr. Sikora served as manager of Information technology at DHL Airways, a $500 million cargo airline where he directed the Information Technology group, a provider of contract aircraft services to DHL Worldwide Express. Mr. Sikora also serves as a member of the Board of Directors of Longroot Limited, a Cayman Islands company, which the Company owns 75% of, through its ownership of Longroot, Inc., a Delaware corporation. Mr. Sikora has also held several other software development positions, including at Midwest Express Airlines. Mr. Sikora received a Bachelor’s of Science in Business Administration (Magna Cum Laude) and a Master’s of Science in Leadership, from Embry-Riddle Aeronautical University.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended February 29, 2020 and February 28, 2019 (Fiscal 2020 and Fiscal 2019, respectively). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2020 and Fiscal 2019, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended	Salary	Bonus		Stock Awards (1)		Option Awards	All Other Compensation		Total
William Kerby, CEO and Vice-Chairman of the Board	2020	$400,000	$—		$—		$—	$42,000	(3), (4)	$442,000
	2019	$400,000	$160,000	(2)	$38,500	(5)	$—	$42,000	(3), (4)	$640,500

Sirapop “Kent” Taepakdee, VP of Finance and Chief Financial Officer (6)	2020	$64,917	$—		$—		$—	$—		$64,917

Timothy Sikora, COO and CIO (7)	2020	$75,769	$—		$31,800		$—	$—		$107,569

Omar Jimenez, Former CFO, COO and Director (8)	2020	$297,917	$—		$—		$—	$103,195	(10)	$401,112
	2019	$325,000	$212,473	(9)	$—		$—	$—		$537,473

*Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)

The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)

Effective on June 14, 2019, the Compensation Committee of the board of directors approved a bonus to be paid to Mr. William Kerby (which bonus was ratified by the board of directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, was exercisable at any time prior to June 30, 2019, and could be paid: (a) in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”). In the event that Mr. Kerby desired to exercise the Stock Bonus Option, he was required to provide written notice to the Company, and the Company would, subject to availability under the Plan, grant such Option Shares under the Plan, based on a value per Option Share equal to the closing sales price for the Company’s common stock on the Nasdaq Capital Market on June 14, 2019 ($3.20 per share); or (b) by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus International, Inc. (OTC Pink:VRUS)(“Verus”); (ii) Recruiter.com Group, Inc. (OTCQB:RCRT); and/or (iii) Bettwork Industries Inc. (OTC Pink:BETW)(collectively, the “Subsidiaries” and the “Subsidiary Option”). In the event that Mr. Kerby desired to exercise the Subsidiary Option, he was required to provide written notice to the Company, and the Company would take actions to transfer ownership of such amount of the common stock of the applicable Subsidiaries to Mr. Kerby equal in value to the Bonus, based on a value per share of the Subsidiaries common stock (as applicable) equal to the average of the closing sales prices for each applicable Subsidiary’s common stock on the last five trading days prior to, and not including, the date the notice to exercise the Subsidiary Option has been received by the Company.

Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise the Company issued him 12,812 shares of common stock under the 2017 Equity Incentive Plan. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby has requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company agreed to transfer ownership of 5,042,373 shares of Verus’ common stock (based on an average five day closing price of $0.0236 per share) to Mr. Kerby, to satisfy the Bonus.

(3)	William Kerby receives additional compensation in the form of a car allowance in the amount of $1,500 per month.
(4)

William Kerby received additional compensation in the form of a Merchant Banking Guarantee in the amount of $2,000 per month through November 1, 2018, when he began receiving $2,000 as a guaranty fee under his employment agreement, as discussed below.

(5)

On November 1, 2018, we issued William Kerby, the Company’s Chief Executive Officer and Vice Chairman of the Board, 25,000 shares of restricted common stock valued at $38,500 in connection with a sign-on bonus for entering into his employment agreement.

(6)

Appointed as the principal financial officer and principal accounting officer of the Company on October 9, 2019, and as the Vice President of Finance, acting Chief Financial Officer, Treasurer, and Secretary of the Company effective February 1, 2020. On December 14, 2020, he became the Chief Financial Officer and the acting designation was removed from his title.

(7)

Appointed as the Chief Operating Officer and the Chief Information Officer of the Company (executive positions) effective February 1, 2020. Served as the Chief Information Officer (non-executive) from October 9, 2019, to February 1, 2020, when he was appointed as an executive of the Company.

(8)	Resigned as Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary on January 17, 2020. Ceased serving as a member of the board of directors on August 15, 2019.
(9)	Bonus for fiscal 2019.
(10)	Represents cash-out of unused vacation time which had accrued as of Mr. Jimenez’s resignation, which was paid in the form of cash.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment and Compensation Agreements

We have the following employment contracts and compensation agreements in place with our Named Executive Officers and Chairman:

William Kerby, Employment Agreement

On October 31, 2018, the Company entered into an Employment Agreement with William Kerby, its Chief Executive Officer and Vice Chairman of its board of directors. The agreement was effective as of November 1, 2018, and replaced and superseded the terms of Mr. Kerby’s prior employment agreement dated October 15, 2006.

The agreement remains in effect (renewing automatically on a month-to-month basis), until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated as discussed below.

The agreement includes a non-compete provision, prohibiting Mr. Kerby from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions described below), in any state or country in connection with (A) the offer of Alternative Lodging Rental properties (Vacation Home Rentals) which are distributed on a Business to Business Basis; (B) the commercial sale of specialty products sold by the Company during the six (6) months preceding the termination date; and (C) any services the Company commercially offered during the six (6) months prior to the termination date (collectively, the “Non-Compete”).

During the term of the agreement, Mr. Kerby is to receive a base salary of $400,000 per year, which may be increased at any time at the discretion of the Compensation Committee of the board of directors of the Company; an annual bonus payable at the discretion of the Compensation Committee, of up to 100% of his base salary (50% based on meeting short term goals and 50% based on meeting long-term goals, which are determined from time to time by the Compensation Committee); other bonuses which may be granted from time to time in the discretion of the Compensation Committee; 25,000 shares of common stock issued as a sign-on bonus under the terms of the Company’s 2017 Equity Incentive Plan; up to four weeks of annual paid time off, which can be rolled-over year to year, or which in the discretion of Mr. Kerby, can be required to be paid in cash at the end of any year or the termination of the agreement; and a car allowance of $1,500 per month during the term of the agreement.

The agreement provides Mr. Kerby with the option of receiving some or all of the base salary and/or any bonus in shares of the Company’s common stock, with such shares being based on the higher of (a) the closing sales price per share on the trading day immediately preceding the determination by Mr. Kerby to accept shares in lieu of cash; and (b) the lowest price at which such issuance will not require stockholder approval under the rules of the stock exchange where the Company’s common stock is then listed or Nasdaq ((a) or (b) as applicable, the “Share Price” and the “Stock Option”), provided that Mr. Kerby shall be required to provide the Company at least five business days prior written notice if he desires to exercise the Stock Option as to any payment of compensation, unless such time period is waived by the Company. The issuance of the shares described above is subject to the approval of the stock exchange where the Company’s common stock is then listed or Nasdaq, and where applicable, stockholder approval, and in the sole discretion of the board of directors, may be issued under, or outside of, a stockholder approved stock plan.

The agreement includes standard provisions relating to the reimbursement of business expenses, indemnification rights, rights to company property and inventions (which are owned by the Company), dispute resolutions, tax savings, clawback rights and provisions entitling Mr. Kerby to receive any fringe benefits offered by the Company to other executives (subsidized in full by the Company) including, but not limited to, family coverage for health/medical/dental/vision, life and disability insurance, as well as amounts under the Company’s 401(k) Savings and Retirement.

Additionally, in consideration for Mr. Kerby having entered into numerous personal guarantees with the Airline Reporting Commission, sellers of travel services, merchant providers, financial institutions, associations and service providers on behalf of the Company, the Company agreed that, for as long as Mr. Kerby is employed by the Company, provides services under the agreement and is willing to continue to support the Company in connection with such guarantees, he will receive a $2,000 per month guarantee fee. In the event Mr. Kerby resigns for Good Reason (defined below), or his employment is terminated by the Company, the Company agreed to eliminate any and all guarantees within thirty (30) days, failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month, until such time as the Company has assumed or terminated all such guarantees.

The agreement terminates upon Mr. Kerby’s death and can be terminated by the Company upon his disability (as described in the agreement), by the Company for Cause (defined below) or Mr. Kerby for Good Reason (defined below). For the purposes of the agreement, (A) “Cause” means (i) Mr. Kerby’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s funds or property; or (ii) Mr. Kerby’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving dishonesty or moral turpitude; or (iii) Mr. Kerby materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (except for certain breaches which cannot be cured); or (iv) Mr. Kerby commits any act of fraud; and (B) “Good Reason” means (i) without the consent of Mr. Kerby, the Company materially reduces Mr. Kerby’s title, duties or responsibilities, without the same being corrected within ten (10) days after being given written notice thereof; (ii) the Company fails to pay any regular installment of base salary to Mr. Kerby and such failure to pay continues for a period of more than thirty (30) days; or (iii) a successor to the Company fails to assume the Company’s obligations under the agreement, without the same being corrected within thirty (30) days after being given written notice thereof.

In the event of termination of the agreement for death or disability by Mr. Kerby without Good Reason, or for Cause by the Company, Mr. Kerby is due all consideration due and payable to him through the date of termination. In the event of termination of the agreement by Mr. Kerby for Good Reason or the Company for any reason other than Cause (or if Mr. Kerby’s employment is terminated other than for Cause within six (6) months before or twenty-four (24) months following the occurrence of a Change of Control (defined in the agreement) of the Company), Mr. Kerby is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve (12) months of base salary; continued participation in all benefit plans and programs of the Company for twelve (12) months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Mr. Kerby.

The terms of the agreement were approved by the Company’s Compensation Committee, consisting solely of ‘independent’ members of the Company’s board of directors.

Sirapop “Kent” Taepakdee, Employment Agreement

On January 30, 2020, Mr. Sirapop “Kent” Taepakdee entered into an employment agreement with the Company. Pursuant to Mr. Taepakdee’s employment agreement, he agreed to provide services to the Company as the VP of Finance and Acting Chief Financial Officer. Mr. Taepakdee became the Company’s Chief Financial Officer in December 2020.

Mr. Taepakdee receives a base salary payable in cash ($154,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the board of directors and subject to the Company meeting certain metrics as follows – Mr. Taepakdee is eligible, for a bonus of up to (a) 5,000 shares (or $5,000 dollars), upon completion of a review of, the improvement of, the Company’s financial reporting programs, payable in the discretion of the Chief Executive Officer; (b) 7,500 shares (or $10,000) in the event the Company meets certain metrics by June 30, 2020, including achieving a minimum level of gross monthly revenues or achieving an EBITDA profit in any month, payable in the discretion of the Chief Executive Officer; (c) 2,000 shares or $2,000 (in Mr. Taepakdee’s discretion), each quarter that Mr. Taepakdee works with the Chief Executive Officer in order to prepare presentations and other public relations items, payable in the discretion of the Chief Executive Officer; and (d) 3,000 shares (or $4,000) in the event the Company raises more than $3 million during the first 12 months of the agreement, payable in the discretion of the Chief Executive Officer. All shares earned in the first 12 months of the agreement are valued at $2.00 per share. Upon the mutual approval of the executive and the Company, Mr. Taepakdee’s salary may increase to no less than $150,000 per year after the first year.

On September 8, 2020, the Company issued Mr. Taepakdee an aggregate of 17,500 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

The agreement has a term of three years, mutually extendable with the consent of the parties.

In the event that Mr. Taepakdee desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Taepakdee is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Taepakdee for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Taepakdee’s death or disability, Mr. Taepakdee is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Taepakdee’s disability, Mr. Taepakdee, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Taepakdee a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six (6) months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Taepakdee (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Taepakdee for good reason or a termination by the Company other than for cause or disability.

Timothy Sikora – Employment Agreement

On January 30, 2020, Mr. Timothy Sikora entered into an employment agreement with the Company. Pursuant to Mr. Sikora’s employment agreement, he agreed to provide services to the Company as the Chief Information Officer and Chief Operations Officer.

Mr. Sikora receives a base salary payable in cash ($200,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the board of directors and subject to the Company meeting certain metrics as follows – Mr. Sikora is eligible, for a bonus of up to (a) 10,000 shares (or $10,000 dollars), upon the Company achieving certain gross monthly revenue targets by June 30, 2020 or December 30, 2020, or an EBITDA profit in any month before February 28, 2021; (b) 10,000 shares (or $10,000) in the event certain milestones for product and website launches and integrations are completed during calendar 2020, payable in the discretion of the Chief Executive Officer; and (c) 25,000 shares (or $25,000) in the event the Company completes a merger or acquisition, completes a funding, accelerates profitability or achieves profitability by February 28, 2021, payable in the discretion of the Chief Executive Officer.

On September 8, 2020, the Company issued Mr. Sikora an aggregate of 15,000 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

The agreement has a term of three years, mutually extendable with the consent of the parties.

In the event that Mr. Sikora desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Sikora is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Sikora for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Sikora’s death or disability, Mr. Sikora is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Sikora’s disability, Mr. Sikora, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Sikora a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six (6) months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Sikora (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Sikora for good reason or a termination by the Company other than for cause or disability.

Donald P. Monaco - Guaranty Compensation Agreement

On October 31, 2018, and effective November 1, 2018, the Company entered into a Guaranty Compensation Agreement with Donald P. Monaco, the Chairman of the Company’s board of directors. Pursuant to the Guaranty Compensation Agreement and in consideration for Mr. Monaco previously providing a personal guaranty to a financial institution in connection with our line of credit with such financial institution, we agreed that for as long as Mr. Monaco continues to serve on the board of directors of the Company and continues to maintain the guaranty (and any future guarantees he may provide), we would pay him a $2,000 per month guarantee fee (the “Guarantee Fee”). In December 2020, the Company repaid its credit agreement with National Bank of Commerce (FKA: Republic Bank), which terminated Mr. Monaco’s guaranty and the Guaranty Compensation Agreement.

Compensation of Directors

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our non-executive directors during the fiscal year ended February 29, 2020. Our executive directors do not receive compensation for their service on the board of directors separate from the compensation they receive as an executive officer of the Company, as described above.

Name	Fiscal Year	Fees Earned	Stock Awards*	Option Awards	All other Compensation		Total
Pasquale “Pat” LaVecchia, Director	2020	$—	$62,625	$—	$—		$62,625
Donald P. Monaco, Chairman	2020	$—	$75,150	$—	$24,000	(1)	$99,150
Doug Checkeris, Director	2020	$—	$62,625	$—	$—		$62,625
Simon Orange, Director	2020	$—	$59,663	$—	$—		$59,663
Rupert Duchesne, Director	2020	$—	$12,033	$—	$—		$12,033
Robert “Jamie” Mendola, Director	2020	$—	$15,040	$—	$—		$15,040
Alexandra C. Zubko, Director	2020	$—	$4,131	$—	$—		$4,131

No director received any Non-Equity Incentive Plan Compensation or Non-Qualified Deferred Compensation for the period above.

*	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(1)	Represents amounts paid under the Guaranty Compensation Agreement described above under “Donald P. Monaco, Guaranty Compensation Agreement”, beginning on page 24, which agreement was terminated automatically upon the repayment of the Company’s debt owed to National Bank of Commerce (FKA: Republic Bank) in December 2020.

Director Compensation Policy

The compensation payable to the board of directors currently consists solely of equity, and includes (a) compensation of 20,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each non-executive member of the Board; (b) compensation of 5,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each Chairperson of each Board committee of the Board; and (c) compensation of 10,000 shares per year, issuable at the rate of ¼th of such shares quarterly, to the Chairman of the Board, each under the terms of the Plan (collectively, the “Board Compensation Terms”).

Equity Compensation Plan Information

On August 25, 2017, the board of directors adopted, subject to the ratification by the majority stockholders, which occurred effective on September 13, 2017, the Company’s 2017 Equity Incentive Plan (the “Plan” or the “2017 Plan”). The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are, and will be, responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

The Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

The Plan is administered by the board of directors of the Company and/or the Company’s Compensation Committee. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 2,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of February 29, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 29, 2020	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	1,596,279
Equity compensation plans not approved by security holders	18,760	$5.13	—
Total	18,760	$5.13	1,596,279

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive Compensation”, beginning on page 19, and more specifically, under “Summary Executive Compensation Table”, “Employment and Compensation Agreements”, “Compensation of Directors”, and “Director Compensation Policy”, which information is incorporated by reference where applicable in this section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2018, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2020 and 2019, and in which any Related Person had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. “Related Persons” include each of our “Named Executive Officers” as defined under “Summary Executive Compensation Table” , beginning on page 19, each person who was serving on our board of directors as of the date that the related party transaction occurred, Mark Wilton, his related entities and immediate family members, who is a greater than 5% stockholder of the Company, IDS, Inc., which is a greater than 10% stockholder of the Company, and Sabby Management, LLC, which has filed a Schedule 13G with the SEC disclosing its ownership of over 5% of our outstanding shares of common stock.

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of August 21, 2020, May 31, 2020, February 29, 2020 and February 28, 2019. These dividends will only be payable when and if declared by the board of directors. The dividends are owed to Donald P. Monaco, our Chairman, and William Kerby, our CEO and a director.

On July 28, 2018, we borrowed $200,000 from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and Chairman of the board of directors of the Company (the “Monaco Trust”). The loan was evidenced by a Promissory Note in the amount of up to $300,000 (the “Monaco Trust Note”). The amount owed pursuant to the Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The Monaco Trust Note contained standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 23, 2018, we borrowed $300,000 from the Monaco Trust. The loan was evidenced by a Promissory Note in the amount of $300,000 (the “2nd Monaco Trust Note”). The amount owed pursuant to the 2nd Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The 2nd Monaco Trust Note contained standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 14, 2018, William Kerby, the Chief Executive Officer of the Company loaned the Company $20,000, which was evidenced by a Promissory Note dated August 14, 2018 (the “Kerby Note”). The amount owed pursuant to the Kerby Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The Kerby Note contained standard and customary events of default. On September 26, 2018, Mr. Kerby advanced an additional $7,500 for operating expenses under the same terms and conditions of the $20,000 Promissory Note; however, the Promissory Note was not amended, nor was a new note entered into for the $7,500 advance. This Promissory Note, along with the $7,500 advance, was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On November 29, 2018 and December 6, 2018, we entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the board of directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the board of directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork Industries Inc. (“Bettwork”), which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the board of directors of the Company, based on among other things, the then recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement.

On February 4, 2019, the Company borrowed $150,000 from the Monaco Trust. The loan was evidenced by a Promissory Note in the amount of up to $700,000 (the “2019 Monaco Trust Note”). The amount owed pursuant to the 2019 Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on February 1, 2020, provided that the note could be prepaid at any time without penalty. The 2019 Monaco Trust Note contained standard and customary events of default. On February 14, 2019, the Company borrowed an additional $200,000 from the Monaco Trust under the 2019 Monaco Trust Note and on March 27, 2019, the Company borrowed an additional $250,000 from the Monaco Trust under the 2019 Monaco Trust Note for a total borrowed from the 2019 Monaco Trust Note of $600,000. The loan was repaid on April 29, 2019, from funds raised in the Underwritten Offering (discussed below).

From October 3, 2018, through February 28, 2019, Omar Jimenez (the former Chief Operating Officer, Chief Financial Officer and Director of the Company), advanced the Company $607,000 to meet operating and capital expenses. $491,000 of the advances were repaid through February 28, 2019 for a balance due Mr. Jimenez of $116,000 as of February 28, 2019. In March 2019, Mr. Jimenez advanced the Company an additional $328,000 and, in April 2019, Mr. Jimenez advanced the Company an additional $112,000 for a total of $440,000 of which $250,000 was repaid on March 28, 2019 and the remainder was repaid on April 29, 2019, from funds raised in the Underwritten Offering (defined below).

On March 5, 2019, a First Amendment to Warrant agreement (the “Amendment”) between the Company and the Monaco Trust, became effective and binding on the parties. Pursuant to the Amendment, the Company and the Monaco Trust agreed to reduce the exercise price of warrants to purchase 35,750 shares of common stock of the Company which were acquired by the Monaco Trust pursuant to the Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein (including the Trust) dated July 31, 2017 and in consideration for liquidated damages due pursuant to the terms thereof, from $5.23 per share to $2.85 per share, in consideration for the Monaco Trust’s immediate exercise of such warrants for cash. Total consideration received by the Company from the exercise of the 35,750 warrants exercised by the Monaco Trust was $101,887.50.

On April 3, 2019, the Company borrowed $125,000 from William Kerby, the Chief Executive Officer and member of the board of directors of the Company. The amount borrowed was evidenced by a Promissory Note dated April 3, 2019. The amount borrowed pursuant to the note accrued interest at 12% per annum (18% upon the occurrence of an event of default) and was due and payable on April 30, 2019, provided that Mr. Kerby agreed to extend the due date pending the receipt of funds from the Underwritten Offering. The loan was repaid on May 2, 2019, from funds raised in the Underwritten Offering (discussed below).

On April 25, 2019, we entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Roth Capital Partners, LLC acted as representative, relating to the public offering, issuance and sale by the Company of 870,000 shares of common stock, at an offering price to the public of $2.00 per share (the “Underwritten Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 130,500 shares of common stock which was exercised by the Underwriters. The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-224309), that was filed with the SEC, including the related prospectus, dated April 17, 2018, as supplemented by a prospectus supplement dated April 25, 2019.

The Underwriters sold 75,000 shares of common stock to an entity controlled by Donald P. Monaco, a director and chairman of the Company’s Board, 100,000 shares of common stock to Simon Orange, a member of the Company’s Board, and 25,000 shares of common stock, to William Kerby, our Chief Executive Officer and member of the Company’s Board, at the $2.00 per share public offering price.

In total, the Company sold 1,000,500 shares of common stock in the offering and net proceeds disbursed to the Company from the offering were $1.785 million, after deducting the underwriting discount (7%) and expenses of the underwriters.

As a result of the offering, the exercise price of the warrants to purchase 724,000 shares of common stock granted as part of the Company’s October 2, 2018 registered offering were automatically adjusted from $2.85 per share to $2.00 per share.

On June 14, 2019, the Compensation Committee of the board of directors of the Company approved a bonus to be paid to Mr. William Kerby, the Chief Executive Officer of the Company (which bonus was ratified by the board of directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, exercisable at any time prior to June 30, 2019, was eligible to be paid: (a) in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”); (b) by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus International, Inc. (“Verus”); (ii) Recruiter.com; and/or (iii) Bettwork. Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise, the Company issued him 12,812 shares of common stock under the 2017 Equity Incentive Plan. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company, on August 9, 2019, transferred ownership of 5,042,373 shares of Verus’ common stock (based on an average five day closing price of $0.0236 per share), equal to $119,000, to Mr. Kerby, to satisfy the Bonus.

From June to August 2019, the Company borrowed additional funds from the Monaco Trust under the 2019 Monaco Trust Note as follows; $200,000 on June 25, 2019, $50,000 on July 12, 2019, $100,000 on August 1, 2019, and $350,000 on August 14, 2019, which amounted to $700,000 in aggregate.

On October 29, 2019, the Company entered into Promissory Notes with Robert “Jamie” Mendola, Jr. (a Director of the Company) and Pasquale “Pat” LaVecchia (a Director of the Company) in the amounts of $150,000 and $25,000, respectively (the “Director Notes”). The Promissory Notes have an interest rate of 12% per annum (18% upon the occurrence of an event of default) and were originally due and payable on February 1, 2020, but were subsequently extended as discussed below, provided that the notes may be prepaid at any time without penalty (provided that all interest that would have been due had the notes remained outstanding through maturity must be paid at the time of repayment). The Company paid a 2% original issue discount in connection with the notes.

On October 29, 2019, the Company entered into Stock Purchase Agreements with (a) Monaco Investment Partners, LP, of which Donald Monaco is the managing partner and a member of the board of directors of the Company; (b) Simon Orange, a member of the board of directors of the Company; and (c) William Kerby, the Chief Executive Officer and director of the Company. Pursuant to the Stock Purchase Agreements, the Company agreed to sell the purchasers 25,562,500 shares (1,562,500 shares to Mr. Kerby and 12,500,000 shares to each of Monaco Investment Partners, LP and Mr. Orange) of restricted Series A Convertible Preferred Stock of Versus. The purchase price for the Verus shares was determined by the board of directors of the Company, based on among other things, the then recent trading prices of Verus’ common stock on the OTCQB Market, as publicly reported. The Company received net proceeds of $425,000 from the Stock Purchase Agreements.

On December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Monaco Trust, in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note amended and restated a previous promissory Note entered into by the Company in favor of the Monaco Trust on February 4, 2019 (the 2019 Monaco Trust Note discussed above), in the amount of up to $700,000, which had a balance as of December 9, 2019 of $700,000. On the same date, the Company borrowed $200,000 from the Monaco Trust under the Revolving Monaco Trust Note. On December 27, 2019 and February 12, 2020, the Company borrowed an additional $300,000 and $200,000, respectively, from the Monaco Trust under the Revolving Monaco Trust Note, which had a balance of $1,200,000 as of February 29, 2020.

On January 29, 2020, the Company entered into first amendments to the Director Notes and Revolving Monaco Trust Note with the directors and the Monaco Trust, respectively, to extend the maturity date of such notes from February 1, 2020 to April 1, 2020 (the “Note Amendments”). No other changes were made to such notes as a result of such amendments.

On March 13, 2020 and March 26, 2020, the Company borrowed an additional $100,000 and $75,000, respectively, from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust Note.

On March 27, 2020, the Company entered into second amendments to the Director Notes to extend the maturity date of such Director Notes from April 1, 2020 to June 1, 2020, and entered into an amendment to extend the due date of the Revolving Monaco Trust Note from April 1, 2020 to December 1, 2020. All remaining terms of the promissory notes remained unchanged.

On April 17, 2020, the Company paid off the Promissory Note with Pasquale “Pat” LaVecchia in the amount of $26,225 (the principal of $25,000 and the interest of $6,225).

On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS (a greater than 5% stockholder of the Company) and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the 1,968,000 shares of common stock disclosed above to the Company and preventing such persons from selling or transferring any shares, seeks damages from the defendants, rescission of the IP Purchase Agreement pursuant to which the shares were issued, attorneys fees and other amounts. The complaint was filed as a result of IDS’s failure to deliver certain intellectual property assets which were acquired by the Company from IDS in August 2019, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder. The action is still pending.

On March 13, 2020 and March 26, 2020, the Company borrowed an additional $100,000 and $75,000, respectively, from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust. On June 9, 2020 and June 10, 2020, the Company borrowed an additional $300,000 and $50,000, respectively, from the Monaco Trust. On July 7, 2020 and July 20, 2020, the Company borrowed an additional $250,000 and $50,000, respectively, from the Monaco Trust. On July 27, 2020, the Company paid principal of $50,000 and accrued interest of $49,784. On September 22, 2020, the Company made a payment of $200,000 under the Revolving Monaco Trust Note, including $142,408 of principal and $57,592 of interest owed thereunder.

On May 1, 2020, the Company paid off the Promissory Note with Robert “Jamie” Mendola, Jr., in the amount of $157,595 (the principal of $150,000 and the interest of $7,595).

On June 9, 2020, June 10, 2020, July 7, 2020, we borrowed an additional $300,000, $50,000 and $250,000 from the Monaco Trust under the Revolving Monaco Trust Note.

On November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021. No other changes were made to such note as a result of such amendment.

On November 16, 2020, the Company entered into a fourth amendment to the Revolving Trust Note with the Monaco Trust, to increase the amount available under such Revolving Monaco Trust Note to $2,800,000. No other changes were made to such note as a result of such amendment.

On December 1, 2020, the Company paid $800,000 of principal and interest due under the Revolving Trust Note.

As of the date of this proxy statement the Revolving Monaco Trust Note has a principal balance of approximately $2,000,000. The amount remaining under the note can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the Revolving Monaco Trust Note, with the approval of the Monaco Trust.

On September 8, 2020, the Company issued Sirapop “Kent” Taepakdee, then Acting Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer) and Timothy Sikora, the Chief Operating Officer and Chief Information Officer of the Company, an aggregate of 17,500 and 15,000 shares of common stock of the Company, respectively, as a bonus in consideration for services rendered. The issuances were authorized by the board of directors and the Compensation Committee of the board of directors of the Company, and granted under the Company’s 2017 Amended and Restated Equity Incentive Plan. The shares vested immediately upon issuance.

In December 2020, Sabby Management, LLC, which has filed a Schedule 13G with the SEC disclosing its ownership of over 5% of our outstanding shares of common stock, exercised warrants to purchase 105,000 shares of our common stock with an exercise price of $2.00 per share, paid the aggregate $210,000 exercise price for such shares, and was issued 105,000 shares of common stock, which were covered under a registration statement filed under the Securities Act.

Review and Approval of Related Party Transactions

The Audit Committee of the board of directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review and approval, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Committee.

In addition, our Code of Ethics (described above “Corporate Governance—Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during FYE February 29, 2020, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis, except that: Robert J. Post, our former director inadvertently failed to timely disclose one transaction on Form 4 and as a result one Form 4 was filed untimely; Simon Orange, our director inadvertently failed to timely disclose three transactions on Form 4 and as a result three Form 4s were filed untimely; Pasquale “Pat” LaVecchia, our director inadvertently failed to timely disclose three transactions on Form 4 and as a result three Form 4s were filed untimely; Doug Checkeris, our director inadvertently failed to timely disclose three transactions on Form 4 and as a result three Form 4s were filed untimely; Donald P. Monaco, our Chairman inadvertently failed to timely disclose five transactions on Form 4 and as a result four Form 4s were filed untimely; Rupert Duchesne, our director inadvertently failed to timely file a Form 3 relating to his initial ownership of the Company and inadvertently failed to timely disclose two transactions on Form 4 and as a result two Form 4s were filed untimely; Robert “Jamie” Mendola, Jr., our director inadvertently failed to timely file a Form 3 relating to his initial ownership of the Company and inadvertently failed to timely disclose one transaction on Form 4 and as a result one Form 4 was filed untimely; IDS, Inc., a greater than 10% stockholder of the Company inadvertently failed to timely file a Form 3 relating to its initial ownership of the Company; and Alexandra Zubko, our director inadvertently failed to timely disclose one transaction on Form 4 and as a result one Form 4 was filed untimely.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

General

At the annual meeting, eight directors have been nominated to be elected to hold office until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Nominating and Governance Committee has recommended, and the board of directors has selected, the following nominees for election as members of the Board:

● William Kerby	● Doug Checkeris
● Pasquale “Pat” LaVecchia	● Simon Orange
● Donald P. Monaco	● Rupert Duchesne
● Robert “Jamie” Mendola, Jr.	● Alexandra C. Zubko

All of the director nominees are current members of the board of directors of the Company.

If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Information regarding the director nominees, including a brief description of the specific experiences, qualifications and skills attributable to each of our director nominees that led the board of directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company are included below.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

William Kerby (Age 63)

Chief Executive Officer and Vice-Chairman of the Board of Directors

William Kerby is the Founder, Vice-Chairman, and CEO of Monaker Group, Inc. From July 2008 to present, he has been the architect of the Monaker model, overseeing the development and operations of the Company’s Travel, Real Estate and Television Media divisions. In October 2012, Monaker transferred its real estate assets into a public company - Verus International, Inc., formerly Realbiz Media Group, Inc., where Mr. Kerby served as CEO until August 2015 and on the Board until April of 2016. In July 2015, the decision was made to separate the Television and Real Estate operations from Monaker thereby allowing management to focus all efforts on the development of its travel operations. From April 2002 to July 2008, Mr. Kerby served as the CEO of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly- traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading-edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Brittan, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Mr. Kerby also serves as a member of the Board of Directors of Longfoot Limited, a Cayman Islands company, which the Company own 75% of, through its ownership of Longfoot, Inc., a Delaware corporation. Kerby graduated from York University in May 1980 with a Specialized Honors Economics degree.

Director Qualifications:

The Company believes that Mr. Kerby’s experience in the travel and leisure industry allows him to contribute business expertise and qualifies him to be a member of the Board.

Donald P. Monaco (Age 68)

Chairman

Donald P. Monaco has served as a member of the board of directors since August 2011 and Chairman of the Board since August 2018. Mr. Monaco served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016, serving as Chairman of the Board from August, 2015. Mr. Monaco has served on the board of directors of Enderby Entertainment Inc. since March 2018, serving as its Chief Financial Officer since January, 2020. Mr. Monaco is the founder and owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota serving airline, military, and general aviation customers since November 2005. Mr. Monaco has been appointed and reappointed by Minnesota Governors since 2009 to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota and currently serves as Chairman of the Operations, Finance and Administration Committee. Mr. Monaco was a Director at Republic Bank in Duluth, Minnesota between May 2015 until October 2019 and served as Vice Chairman of the Board, and subsequently serves on the Bell Bank Twin-Ports Market Advisory Board. Mr. Monaco is the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco spent over 18 years as a Partner and Senior Executive of the 28 years he served as an international information technology and business management consultant with Accenture in Chicago, Illinois. Mr. Monaco holds B.S. and M.S. degrees in Computer Science Engineering from Northwestern University.

Director Qualifications:

We selected Mr. Monaco to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. Mr. Monaco’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us.

Pasquale “Pat” LaVecchia (Age 54)

Director

Pasquale “Pat” LaVecchia has served as a member of the board of directors since 2011. Mr. LaVecchia is the Co-Chairman and CEO of Oasis Pro Markets, a FINRA member broker-dealer.  Previously he had been a founding principal and Managing Member of LaVecchia Capital LLC (“LaVecchia Capital”), a broker dealer, since 2009 and has over 25+ years of experience in the financial industry. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. In the past, Mr. LaVecchia has served on several public company boards, including as Vice Chairman of InfuSystems, Inc. (INFU). Mr. LaVecchia is also currently a managing partner of Sapphire Capital Management. Mr. LaVecchia also sits on several private company boards, advisory boards and non-profit boards.

Director Qualifications:

The Company believes that Mr. LaVecchia’s investment banking and business experience allows him to contribute business and financing expertise and qualifies him to be a member of the Board.

Doug Checkeris (Age 64)

Director

Doug Checkeris has served as a member of the board of directors since September 2012. Mr. Checkeris also served as the Company’s Chief Marketing Officer from February 2012 to February 2014. Mr. Checkeris is a Senior Media and Advertising Executive with nearly three decades of hands-on management in all facets of interactive media. Mr. Checkeris’s work experience includes 14 years of service with Mediacom where he rose through the ranks to become the CEO for Mediacom North America, until recently headquartered in New York. With close to $18 billion in global billings, 4,600 employees, and 116 offices in 89 countries, Mediacom provides and specializes in business-building media solutions for some of the world’s largest, well-known advertisers. Previous to Mediacom, Mr. Checkeris started his career in a media company in Toronto, Canada, and was a partner when the company was acquired by Grey Worldwide and the WPP. Mr. Checkeris served on the Verus International, Inc., formerly RealBiz Media Group, Inc. board of directors from October 2012 until April 2016.

Director Qualifications:

We selected Mr. Checkeris to serve on our Board because he brings to the board extensive knowledge of the media industry. Having served in senior corporate positions in many media related companies, Mr. Checkeris has a vast knowledge of the industry.

Simon Orange (Age 53)

Director

Simon Orange has served as a member of the board of directors since January 2017. Mr. Orange is the founding partner and chairman of CorpAcq, a corporate acquisitions and investments company located in the United Kingdom. Mr. Orange served as the chairman of CorpAcq from 2006 to 2009 and from April 2014 to present. At CorpAcq, Mr. Orange is responsible for identifying and negotiating acquisitions in conjunction with its corporate finance partners, as well as overseeing strategic development, funding, and partnerships. Following a “buy and build” approach, CorpAcq maintains long-term investments in a diverse portfolio of successful businesses. Currently comprised of over 30 portfolio companies’, CorpAcq has been recognized as one of the fastest growing enterprises in the United Kingdom. Mr. Orange has been involved in funding and managing the growth of numerous business ventures, some which have been acquired by NASDAQ and London Stock Exchange listed companies. He is also a founding member of Cicero Consulting Group, based in New York City.

Director Qualifications:

The Company believes that Mr. Orange’s experience in corporate acquisitions and financing will assist the Company and qualifies him to be a member of the Board.

Rupert Duchesne, C.M. (Age 61)

Director Nominee

Mr. Rupert Duchesne, C.M., a resident of Toronto, Canada, is an independent director, corporate advisor, and is currently the CEO of Mattamy Ventures, part of Mattamy Asset Management. He served as Group Chief Executive and as a director of Aimia Inc (TSX:AIM), as the founding CEO, from June 2005 to May 2017. Through Mr. Duchesne’s stewardship Aimia grew from its carve-out as a division of Air Canada in 2002, the initial public offering as the Aeroplan Income Fund in 2005, conversion to corporate status as Groupe Aeroplan Inc. in 2008 and the re-branding of the Corporation as Aimia in 2011. Mr. Duchesne helped build Aimia into the world’s leading loyalty company with operations in 20 countries, more than 4,000 employees and many well-known brands such as Aeroplan, Nectar, Club Premier, and Air Miles Middle East. Previously, he joined Air Canada in 1996 as Vice-President of Marketing; he then served as Senior Vice President of International in 1999, and then Chief Integration Executive responsible for overseeing the integration of Air Canada and Canadian Airlines International. Prior to Air Canada, Mr. Duchesne served as Vice President and leader of the global Aviation Practice for Mercer Management Consulting (now Oliver Wyman) from 1994 to 1996. Earlier, Mr. Duchesne was an owner and director of LCB Consultants of London, England. He was previously a Director on the Boards of Mattamy Group Corporation, Alliance Atlantis and Dorel Industries. Mr. Duchesne is a Vice President of the Board of Trustees of the Art Gallery of Ontario, and Vice Chair of the Board of the Luminato Festival Toronto, and was previously Chair of the Brain Canada Foundation. Mr. Duchesne earned a Bachelor of Science (Hons) degree in Pharmacology from the University of Leeds and an M.B.A. from the Manchester Business School, both in the United Kingdom. Mr. Duchesne was appointed as a Member of the Order of Canada in 2016.

Director Qualifications:

The Company believes that Mr. Duchesne’s significant experience with public companies, loyalty companies and general corporate matters makes him a strong addition to the Board.

Robert “Jamie” Mendola, Jr. (Age 43)

Director

Robert “Jamie” Mendola, Jr. has served as the Head of Strategy and Mergers and Acquisitions at Mercer Park LP, a U.S. family office, with a focus on cannabis since January 2019. Mr. Mendola has nearly 20 years of experience as a public and private equity investor and has significant experience in negotiating merger and acquisitions transactions and travel industry investments.

Prior to joining Mercer Park, from February 2014 to December 2018, Mr. Mendola served as the Founder and Chief Investment Officer of Pacific Grove Capital, a hedge fund focused primarily on investments in consumer, technology and payments. Prior to founding Pacific Grove in 2014, Mr. Mendola was a Partner at Scout Capital, from September 2009 to January 2014. He was a senior member of the firm’s Investment and Risk Committees and helped to build Scout’s Palo Alto office. Previously, Mr. Mendola worked as a Principal of Watershed Asset Management, a private equity analyst (from July 2005 to January 2009), at JLL Partners, a private equity firm, as an analyst (September 2001 to July 2003) and as an analyst in the investment banking program of J.P. Morgan Chase (July 1999 to August 2001).

Mr. Mendola graduated with a B.S. in Management, from Binghamton University in Binghamton, New York, in 1999 and earned his M.B.A. from Stanford’s Graduate School of Business in 2005.

Director Qualifications:

The Company believes that Mr. Mendola’s experience with mergers and acquisitions, private equity and public companies will be of significant use on the Board.

Alexandra C. Zubko (Age 42)

Director

Since November 2019, Ms. Zubko has served as the Chief Executive Officer of Troupe, an online group travel company. Ms. Zubko served as the co-founder and as a board member of Triptease, a $100 million enterprise value company in the Travel industry which provides SaaS-based digital tools designed to create a seamless booking journey for hotel guests, from April 2014 to September 2019 (also serving as General Sales Manager Americas (May 2015 to May 2017); General Manager/Head of Strategic Accounts Customer Success (March 2017 to April 2018); and Chief Customer Officer (April 2018 to September 2019)). Ms. Zubko served as the Vice President/Head of Global Strategy (from April 2012 to July 2013) and Head of EMSA Strategy (July 2008 to April 2012) of InterContinental Hotels Group (IHG), a British multinational hospitality company. Prior to joining IHG, Ms. Zubko held positions with NBC Universal/General Electric in business development and with Goldman Sachs as a financial analyst. She also founded TripTips, an online social networking platform for sharing travel recommendations. Ms. Zubko received a Bachelor’s of Arts Degree in economics from Columbia College in New York, New York and an MBA from the Stanford Graduate School of Business in Palo Alto, California. Ms. Zubko received Six Sigma certification from GE’s Crotonville Leadership Institute and was also the recipient of the 2012 International Hotel Investment Forum (IHIF) Young Leader Award, one of the top awards in the travel industry.

Director Qualifications:

The Company believes that Ms. Zubko’s significant experience with online travel and the travel industry in general will be of significant use on the Board.

General Director Qualifications

The board of directors believes that each of our director nominees is highly qualified to serve as a member of the board of directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the board of directors. When evaluating candidates for election to the board of directors, the board of directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Change In Directors Following the Closing of the HotPlay Share Exchange

As part of the closing of the HotPlay Share Exchange, and effective upon the closing of such HotPlay Share Exchange, it is currently anticipated that all but three of the current members of the board of directors will resign and the principal stockholder of HotPlay will appoint four new members of the board of directors (with three additional members, nine in total, being appointed by mutual agreement of HotPlay and the current board of directors), subject to the terms of the HotPlay Exchange Agreement as may be amended from time to time. See also “Voting Rights and Principal Stockholders—Changes in Control”, beginning on page 9, above for more information.

Vote Required

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “Against” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the board of directors in our Bylaws, the board of directors has set the number of directors that shall constitute the board of directors at eight. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF AUDITORS

General

The audit committee has appointed TPS Thayer, LLC Certified Public Accountants (“TPS”), independent registered public accounting firm, to audit Monaker’s financial statements for the fiscal year ending February 28, 2021. TPS was engaged effective September 30, 2020. Thayer O’Neal Company, LLC audited Monaker’s financial statements for the fiscal year ended February 29, 2020 and February 28, 2019, and subsequently applied for de-registration from the Public Company Accounting Oversight Board (PCAOB). Monaker’s board of directors proposes that the stockholders ratify this appointment. In the event the stockholders do not ratify the appointment of TPS as Monaker’s independent registered public accounting firm, the audit committee of Monaker’s board of directors will reconsider its appointment. Monaker does not expect that a representative of TPS will be present at the annual meeting, however, if a representative is present, he or she will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint TPS, the audit committee reviewed auditor independence issues and existing commercial relationships with TPS and concluded that TPS has no commercial relationship with Monaker that would impair its independence for the fiscal year ending February 28, 2021.

Accounting Fees and Services

The following table presents fees for professional audit services performed by Thayer O’Neal Company, LLC (“Thayer”), M&K CPAS, PLLC (“M&K”) and LBB & Associates Ltd., LLP (“LBB”) for the audit of our annual financial statements and review of our quarterly financial statements for the years ended February 29, 2020 and February 28, 2019. Thayer served as our independent registered accounting firm from May 16, 2019 to September 30, 2020, and audited our financial statements for the years ended February 29, 2020 and February 28, 2019. Prior to the appointment of Thayer, M&K had served as our independent registered accounting firm from October 11, 2018 to May 16, 2019. M&K reviewed the Company’s Quarterly Reports on Form 10-Q for the quarters ended August 31, 2018 and November 30, 2018. M&K did not provide any audit reports to the Company. Prior to the appointment of M&K, LBB served as our independent registered accounting firm for the year ended February 28, 2018.

	Thayer		M&K		LBB
	2020	2019	2020	2019	2020	2019
Audit Fees (1)	$89,000	$53,000	$—	$20,000	$8,670	$98,575
Audit-Related Fees (2)	—	—	—	—	—	—
Tax Fees (3)	—	—	—	—	—	—
All Other Fees (4)	—	—	—	—	—	—
Total	$89,000	$53,000	$—	$20,000	$8,670	$98,575

(1)	Audit fees include professional services rendered for (1) the audit of our annual financial statements for the fiscal years ended February 29, 2020 and February 28, 2019 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

As shown in the table above, in aggregate for the fiscal years ended February 29, 2020 and February 28, 2019, we paid $97,670 and $171,575, respectively, in audit fees, audit-related fees, tax fees and other fees, to our independent auditors.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Thayer, M&K and LBB for fiscal 2020 and 2019.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of TPS to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of TPS as our independent auditor for the year ended February 28, 2021. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our board of directors are requesting, as a matter of policy, that the stockholders ratify the appointment of TPS as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of TPS.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPOINTMENT OF TPS THAYER, LLC CERTIFIED PUBLIC ACCOUNTANTS AS OUR INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2021.

PROPOSAL 3
ADJOURNMENT OF THE ANNUAL MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the annual meeting, our stockholders may be asked to vote on the proposal to adjourn the annual meeting to solicit additional proxies. If a quorum is present at the annual meeting, but there are not sufficient votes at the time of the annual meeting to approve one or more of the proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the annual meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the annual meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the board of directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the annual meeting is adjourned, the board of directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the annual meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The board of directors believes that, if the number of shares of our common stock voting in favor of any of the proposals presented at the annual meeting is insufficient to approve a proposal, it is in the best interests of our stockholders to enable the board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the annual meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the annual meeting as adjourned or postponed.

Vote Required

Authority to adjourn the annual meeting pursuant to this Proposal 3, to another place, date or time, if deemed necessary or appropriate, in the discretion of the board of directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE ANNUAL MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER MATTERS

Stockholder Proposals for 2022 Annual Meeting of Stockholders

Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, not earlier than the close of business on October 27, 2021, and not later than the close of business on November 26, 2021, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after February 24, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of us entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The board of directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in our Bylaws.

Additionally, the Nominating and Governance Committee will consider director candidates recommended by stockholders, provided stockholders include (a) as to each person whom the stockholder proposes for the Nominating and Governance Committee to consider for nomination for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Governance Committee through other means.

Additional Filings

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically. Additional information about us is available on our website at www.Monakergroup.com. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, Monaker Group, Inc., 2893 Executive Park Dr., Suite 201, Weston, Florida 33331.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The board of directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Monaker Group, Inc.

2893 Executive Park Dr., Suite 201

Weston, Florida 33331

By Order of the Board of Directors,

Donald P. Monaco, Chairman

FORM OF PROXY

(SEE ATTACHED)

MONAKER GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – February 24, 2021 AT 9 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Monaker Group, Inc. (the “Company”, “Monaker” or “we”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around January 12, 2021, and hereby appoints William Kerby and Sirapop “Kent” Taepakdee (the “Proxies”) or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the annual meeting of stockholders of the Company, to be held on February 24, 2021, at 9 am. local time, virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/mkgi (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/mkgi
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF MONAKER GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors	☐	☐
	William Kerby			☐	CONTROL ID:
	Donald P. Monaco			☐	REQUEST ID:
	Pasquale “Pat” LaVecchia			☐
	Doug Checkeris			☐
	Simon Orange			☐
	Rupert Duchesne			☐
	Robert “Jamie” Mendola, Jr.			☐
	Alexandra C. Zubko			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of TPS Thayer, LLC Certified Public Accountants, as the Company’s independent auditors for the fiscal year ended February 28, 2021.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, and “For” Proposals 2 through 4.

MARK HERE FOR ADDRESS CHANGE ☐  New Address (if applicable):

____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)